UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2022

Bright Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39846	85-3038614
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12100 Wilshire Blvd, Suite 1150	90025
(Address of principal executive offices)	(Zip Code)

(310) 421-1472

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BLTSU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BLTS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BLTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Bright Lights Acquisition Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on this Form 8-K/A for the Initial Public Offering date of January 11, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of January 11, 2021 on Form 8-K, as further described below.

This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s audited balance sheet as of January 11, 2021, to correct errors in the Company’s accounting for complex financial instruments.

Background of Restatements

The Company’s management and audit committee of the board of directors (the “Audit Committee”) determined that the Original Financial Statement should no longer be relied upon due to errors contained therein relating to the Company’s accounting for warrants and the Class A common stock held by the Company’s stockholders, both as described below.

The Company previously accounted for its outstanding Public Warrants (as defined in Note 4) and Private Placement Warrants (as defined in Note 5, and collectively, with the Public Warrants, the “Warrants”) issued in connection with its initial public offering (the “Initial Public Offering”) as components of equity instead of as derivative liabilities.

The error was uncovered following the release of a joint statement on April 12, 2021 by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (such statement, the “SEC Statement”). The SEC Statement advises, among other things, that certain settlement terms and provisions generally present in SPAC warrants preclude such warrants from being accounted for as equity.

As a result of the SEC Statement, the Company reevaluated the accounting treatment of the Warrants. In consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Based on management’s evaluation, the Company’s Audit Committee and management concluded that the Warrants contain settlement provisions that cause them to not be indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15. Accordingly, the Warrants are required to be classified as a liability measured at fair value at inception (on the date of issuance) and at each reporting date in accordance with ASC 820, “Fair Value Measurement,” with changes in fair value recognized in the statement of operations in the period of change. As a result, the Company’s Audit Committee and management has concluded that accounting treatment of the Warrants as of the Initial Public Offering date should be restated in this Amendment 1 to the Original 8-K.

Additionally, all of the Class A common stock held by the Company’s public stockholders (the “Public Shares”) contain a redemption feature, which provides each holder of such Public Shares with the opportunity to have their Public Shares redeemed, and management has no control over which Public Shares will be redeemed. ASC 480-10-S99-3A, “Distinguishing Liabilities from Equity”, provides that redemption provisions not solely within the control of the issuer require common stock subject to redemption to be classified outside of permanent equity. Furthermore, ASC 480-10-25-6(b) provides guidance stating that in determining if an instrument is mandatorily redeemable, a provision that defers redemption until a specified liquidity level is reached would not affect classification of the instrument. As such, management has identified additional errors made in the Original Financial Statements where, at the closing of the Company’s Initial Public Offering, the Company incorrectly accounted for some of its Class A common stock subject to possible redemption within equity. The Company previously determined the Public Shares subject to possible redemption to be equal to the redemption value, while also taking into consideration that a redemption cannot result in net tangible assets being less than $5,000,001. Management since determined that the Public Shares can be redeemed or become redeemable subject to the occurrence of future events considered to be outside of the Company’s control. Therefore, management concluded that all Public Shares subject to possible redemption value should be carried at redemption value as temporary equity outside of stockholders’ deficit. As a result, management has concluded that temporary equity and stockholders’ deficit as of the Initial Public Offering date should also be restated in this Amendment 1 to the Original 8-K. As a result, the Company’s management, together with the Audit Committee, determined that the Original Financial Statement should also be restated in this Amendment No. 1 because of this error. This restatement results in a change in the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.

The Original Financial Statement that was previously filed as an exhibit for this period is superseded by the information in this Amendment No. 1, and the Original Financial Statement should no longer be relied upon. On November 17, 2021, the Company filed a report on Form 8-K disclosing the non-reliance on the Original Financial Statement.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 8-K, and such forward-looking statements should be read in their historical context.

The following items have been amended as a result of the restatement:

Exhibit No.99.1, “Audited Balance Sheet as of January 11, 2021”

In accordance with applicable SEC rules, this First Amendment on Form 8-K/A includes an updated signature page.

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 11, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for complex financial instruments issued in connection with our initial public offering. As a result of the restatement described this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.

Item 8.01 Other Events.

On January 11, 2021, Bright Lights Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their option to purchase additional Units in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,600,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Bright Lights Sponsor LLC, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,600,000.

A total of $230,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of January 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of January 11, 2021 (As Restated).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Lights Acquisition Corp.

Date: January 24, 2022	By:	/s/ Michael Mahan
		Name:	Michael Mahan
		Title:	Chief Executive Officer

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